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                                                                    EXHIBIT 23.3

                       CONSENT OF INDEPENDENT ACCOUNTANTS

     We hereby consent to the incorporation by reference in this Registration Statement on Form S-3 of our report dated March 14, 2003, relating to the financial statements of Gryphon Exploration Company, which appears on page 78 in Cheniere Energy, Inc.'s Annual Report on Form 10-K for the year ended December 31, 2002. We also consent to the reference to us under the heading Experts in such Registration Statement.

                                                    /s/ KPMG LLP
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                                                    KPMG LLP

December 18, 2003
Houston, Texas